UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2023

Net Lease Office Properties
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-41812	92-0887849
(State of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York		10001
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 656-7348

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	NLOP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 — Regulation FD Disclosure.

Net Lease Office Properties (the “Company, “NLOP,” “we” or “us”) is filing this Current Report on Form 8-K (this “Report”) to provide certain unaudited pro forma condensed combined financial information of NLOP that gives effect to the Spin-Off (as defined below) and related adjustments in accordance with Article 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

NLOP previously filed a preliminary information statement included as Exhibit 99.1 to the Company’s Registration Statement on Form 10 (File No. 001-41812) (the “Form 10”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 4, 2023, the final version of which was included as Exhibit 99.1 to the Current Report on Form 8-K/A filed with the SEC on October 11, 2023 (the “Information Statement”). The Form 10 related to the spin-off (the “Spin-Off”) of NLOP pursuant to which W. P. Carey Inc. (“WPC”) contributed certain office properties to NLOP (the contribution transactions, the “Separation”). The Spin-Off was effected pursuant to the Separation and Distribution Agreement, dated October 31, 2023 between the NLOP and WPC (the “Separation and Distribution Agreement”).

On November 1, 2023, following the Separation, in accordance with the Separation and Distribution Agreement, WPC effected a special dividend to its stockholders of all of the outstanding common shares of beneficial interest of NLOP, $0.001 par value per share (the “Company Common Shares”), which were held by WPC (the “Distribution”). In the Distribution, WPC distributed one Company Common Share for every 15 shares of common stock of WPC, $0.001 par value per share, held of record as of close of business on October 19, 2023, the record date for the Distribution.

Furnished in this Current Report are the unaudited pro forma combined statements of operations for the nine months ended September 30, 2023 and year ended December 31, 2022 and the unaudited pro forma combined balance sheet as of September 30, 2023 including the related notes, which are attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of NLOP under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1
Unaudited pro forma combined financial statements (and notes thereto) of Net Lease Office Properties as of September 30, 2023 and for the nine months ended September 30, 2023 and year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding: our corporate strategy and estimated or future economic performance and results, including our expectations surrounding the impact of the broader macroeconomic environment and the ability of tenants to pay rent, financial condition, liquidity, results of operations, and prospects; our future capital expenditure and leverage levels, debt service obligations, and plans to fund our liquidity needs, including our ability to sell or dispose of properties; prospective statements regarding our access to the capital markets; statements that we make regarding our ability to remain qualified for taxation as a real estate investment trust (“REIT”); and the impact of recently issued accounting pronouncements and regulatory activity.

These statements are based on the current expectations of our management. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to inflation and increased interest rates, the effects of pandemics and global outbreaks of contagious diseases (such as the COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict, war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict, could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in this Report, as well as in our other filings with the SEC, including but not limited to risk factors contained in our Form 10. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this Report, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Net Lease Office Properties

Date:	November 17, 2023	By:	/s/ Jason E. Fox
Jason E. Fox
Chief Executive Officer